UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2026

LIQUIDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39724	85-1710962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 Davis Drive, Suite 100, Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 328-4400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LQDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Settlement Agreement

On October 13, 2026 (the “Effective Date”), Liquidia Technologies, Inc., a Delaware corporation (the “Company”), a wholly-owned subsidiary of Liquidia Corporation, and United Therapeutics Corporation (“UTC”) entered into a settlement agreement (the “Settlement Agreement”) regarding all ongoing litigation between the Company and UTC, including, among other matters, the resolution of pending patent infringement litigations relating to U.S. Patent No. 11,824,327, U.S. Patent No. 11,357,782 and U.S. Patent No. 10,989,494 and the trade secret and breach of contract litigation pending in the North Carolina Business Court (collectively, the “Litigations”).

Under the terms of the Settlement Agreement, the Company will continue to market, sell and promote YUTREPIA® (treprostinil) inhalation powder for the treatment of pulmonary arterial hypertension (“PAH”). In exchange, the Company will (a) file with the U.S. Food and Drug Administration (“FDA”) to amend the current product label of YUTREPIA® to remove pulmonary hypertension associated with interstitial lung disease (“PH-ILD”) as an indicated treatment as well as any reference to PH-ILD, (b) immediately and permanently cease, desist, and terminate any and all activities relating to the marketing, advertising, promotion, and detailing of YUTREPIA® for the treatment of PH-ILD, and (c) (i) make a net payment to UTC of $175.0 million, due within thirty (30) business days of the Effective Date after taking into account payment by UTC to the Company to settle its ongoing litigation with Liquidia PAH, LLC, a Delaware limited liability company (“Liquidia PAH”) and wholly owned subsidiary of the Company, formerly known as RareGen, LLC (“RareGen”), and (ii) make a payment to UTC of an aggregate of $145.4 million, to be paid in two equal installments on or before January 31, 2027 and April 30, 2027, respectively (such payments, collectively, the “UTC Payments”).

The Settlement Agreement also provides that each party releases the other party and their respective affiliates from any claims arising at any time up to and including the Effective Date, including relating to the Litigations (the “Releases”). The Settlement Agreement became effective upon execution, but the Releases will become effective only upon the satisfaction of certain conditions, including (a) the Company’s payment of the UTC Payments, (b) the filing of dismissals with prejudice of the Litigations with the applicable courts, and (c) the Company’s receipt of FDA approval to remove the PH-ILD indication from YUTREPIA’s® product label. In addition, the Settlement Agreement contains customary covenants not to sue the other party in certain circumstances and provides for the dismissal of the Litigations with prejudice. Each party will continue to bear its own costs, expenses and attorneys’ fees in connection with the Litigations and the negotiation and execution of the Settlement Agreement.

As a requirement under the Settlement Agreement, the Company was required to secure a settlement of the antitrust and breach of contract proceedings brought by Sandoz and Liquidia PAH against UTC and Smiths Medical ASD, Inc. (the “RareGen Litigation”). Accordingly, the Company entered into agreements with each of Sandoz Inc. (“Sandoz”), Henderson SPV, LLC (“Henderson”) and PBM RG Holdings, LLC (“PBM”), who have interests in the RareGen Litigation, as described below.

Sandoz Agreement

On October 11, 2026, the Company entered into a Settlement and Termination Agreement with Sandoz (the “Sandoz Agreement”) to settle Sandoz’s entitlement to a fifty percent (50%) share of the proceeds from the RareGen Litigation pursuant to that certain Promotion Agreement, dated as of August 1, 2018 (the “Promotion Agreement”), by and between Sandoz and RareGen. Under the Sandoz Agreement, Liquidia Technologies will make a payment of $21.75 million (the “Sandoz Payment”) into escrow no later than three (3) business days after the date of the Sandoz Agreement, which amount will be released to Sandoz upon Sandoz’s delivery into escrow of the documents necessary to dismiss the RareGen Litigation with prejudice and the entry by the Company and/or its affiliates into the Settlement Agreement. Upon payment of the Sandoz Payment to Sandoz, Sandoz’s entire interest in the RareGen Litigation will be assigned to Liquidia Technologies, the Promotion Agreement will terminate, except for certain other payment obligations owed by Sandoz to Liquidia PAH with respect to activities conducted during the third quarter of 2026, and Liquidia Technologies will have the sole and exclusive right to control the RareGen Litigation for the purpose of effecting its dismissal with prejudice, with each party bearing its own attorneys’ fees, costs and expenses.

Henderson Agreement

Additionally, on October 8, 2026, Liquidia Technologies and Liquidia PAH entered into a Settlement and Termination Agreement with Henderson (the “Henderson Agreement”), which fixes the amount payable to Henderson in complete satisfaction of its economic rights under that certain Litigation Financing Agreement, dated as of June 4, 2020, by and between Henderson and RareGen, pursuant to which Henderson funded a portion of Liquidia PAH’s legal and litigation expenses in the RareGen Litigation in exchange for a share of certain litigation or settlement proceeds (the “Financing Agreement”). Under the Henderson Agreement, Liquidia Technologies and Liquidia PAH are jointly and severally obligated to pay Henderson $19.05 million (the “Henderson Payment”) no later than three (3) business days after the Company and/or its affiliates enter into the Settlement Agreement. The Financing Agreement, and all of Henderson’s related rights, remedies, claims, liens and priorities, remain in full force and effect until that amount is paid in full to Henderson, at which time the Financing Agreement will terminate. The Henderson Agreement will also terminate if the Settlement Agreement is not executed or does not include a settlement of the RareGen Litigation.

PBM Agreement

Also, on October 10, 2026, Liquidia Technologies and Liquidia PAH entered into a Settlement and Termination Agreement with PBM (the “PBM Agreement”), which fixes the amount payable to PBM in complete satisfaction of its economic rights under the Litigation Funding and Indemnification Agreement, dated as of November 17, 2020 (the “Indemnification Agreement”), by and between PBM and RareGen, under which PBM controls the RareGen Litigation, reimburses Liquidia PAH’s litigation expenses not reimbursed by Henderson and is entitled to the proceeds of the RareGen Litigation to which Henderson is not entitled. Under the PBM Agreement, Liquidia Technologies and Liquidia PAH are jointly and severally obligated to pay PBM $19.45 million (the “PBM Payment” and together with the UTC Payments, the Sandoz Payment and the Henderson Payment, the “Settlement Payments”) no later than three (3) business days after the Company and/or its affiliates enter into the Settlement Agreement with UTC, which payment will constitute full payment of all amounts owing to PBM under the Indemnification Agreement, and the Indemnification Agreement will terminate upon receipt of that payment, other than provisions that expressly survive termination. PBM is a related party of the Company because it is controlled by Paul B. Manning, a stockholder of the Company who beneficially owns at least five percent (5%) of the Company’s outstanding common stock and is also a member of the Company’s Board of Directors (the “Board”), and it is also owned by Roger Jeffs, the Company’s Chief Executive Officer and a member of the Board, Damian deGoa, a member of the Board, and Russell Schundler, the Company’s General Counsel. The PBM Agreement was reviewed and approved by the disinterested members of the Board.

Seventh Amendment to Revenue Interest Financing Agreement

As previously disclosed, on January 9, 2023, the Company, entered into a Revenue Interest Financing Agreement with HealthCare Royalty Partners IV, L.P. (“HCR”), as amended by that certain First Amendment to Revenue Interest Financing Agreement, dated as of April 17, 2023, as amended by that certain Second Amendment to Revenue Interest Financing Agreement, dated as of June 28, 2023, as amended by that certain Third Amendment to Revenue Interest Financing Agreement, dated as of July 27, 2023, as amended by that certain Fourth Amendment to Revenue Interest Financing Agreement, dated as of January 3, 2024, as amended by that certain Fifth Amendment to Revenue Interest Financing Agreement, dated as of September 11, 2024, and as further amended by that certain Sixth Amendment to Revenue Interest Financing Agreement, dated as of March 17, 2025 (as amended, the “Financing Agreement”).

On October 13, 2026, the Company and HCR entered into a Seventh Amendment to the Financing Agreement (the “Seventh Amendment”), pursuant to which HCR agreed to provide its consent for the Company to enter into a letter of credit with a third-party lender in connection with the Settlement Agreement. As consideration for such consent, the Company has agreed to increase the minimum cash covenant under the Financing Agreement from $15.0 million to $45.0 million.

The foregoing descriptions of certain terms of the Settlement Agreement, the Sandoz Agreement, the Henderson Agreement, the PBM Agreement and the Seventh Amendment do not purport to be complete, are intended to be summaries of the material terms of such agreements and each is qualified in its entirety by reference to the complete text of each such agreement, which are filed hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5 respectively.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Sandoz Agreement, the Henderson Agreement and the PBM Agreement is incorporated by reference into this Item 1.02. Each such agreement provides for the termination, in whole or in part, of an existing agreement to which one or more of the Company’s subsidiaries is a party. None of the terminations described below are effective upon execution of the applicable settlement and termination agreement. In each case, the termination occurs only upon payment of the applicable settlement amount in full, and in the case of the Promotion Agreement, only after the Sandoz Agreement has become effective in accordance with its terms.

Promotion Agreement

Under the Promotion Agreement, Liquidia PAH conducts promotional and related commercial activities for Sandoz’s generic treprostinil injection (“Treprostinil Injection”) in the United States in exchange for a tiered share of net profits from sales of Treprostinil Injection, and all proceeds of the RareGen Litigation are divided evenly between Sandoz and Liquidia PAH. Under the Sandoz Agreement, the Promotion Agreement will terminate with respect to the RareGen Litigation upon payment of the Sandoz Payment to Sandoz, except for certain other payment obligations owed by Sandoz to Liquidia PAH with respect to activities during the third quarter of 2026.

Financing Agreement

Under the Financing Agreement, Henderson funded $10.0 million of Liquidia PAH’s legal and litigation expenses in the RareGen Litigation in exchange for a share of certain litigation or settlement proceeds, and Henderson holds liens on, and priority rights in, those proceeds. Under the Henderson Agreement, the Financing Agreement will terminate upon payment of the Henderson Payment to Henderson, which will constitute full payment of all amounts owing to Henderson under the Financing Agreement.

Indemnification Agreement

Under the Indemnification Agreement, PBM retains the sole and exclusive right to control the RareGen Litigation, funds the counsel fees and litigation expenses of Liquidia PAH that are not funded by Henderson, is entitled to the litigation proceeds remaining after amounts payable to Henderson, and holds a security interest in the rights of Liquidia PAH in the RareGen Litigation and the proceeds thereof that is subordinated to the security interest of Henderson. Further, the Indemnification Agreement provides that Liquidia PAH and its affiliates are not entitled to any proceeds of, and do not bear any financial or other liability for, the RareGen Litigation unless PBM defaults. Under the PBM Agreement, the Indemnification Agreement will terminate upon payment of the PBM Payment to PBM, which will constitute full payment of all amounts owing to PBM under the Indemnification Agreement.

The foregoing descriptions of the termination provisions of the Sandoz Agreement, the Henderson Agreement and the PBM Agreement, and of the Promotion Agreement, the Financing Agreement and the Indemnification Agreement, do not purport to be complete and are qualified in their entirety by reference to the complete text of each such agreement.

Item 7.01 Regulation FD Disclosure.

As of September 30, 2026, the Company had cash and cash equivalents of $396.1 million. Preliminary and unaudited results from the third quarter 2026 included YUTREPIA net product sales of $222.7 million.*

* The information in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K may include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K other than statements of historical facts, including statements regarding the settlement agreement and its anticipated benefits; the amount, timing and funding of payments under the settlement agreement and the agreements with Sandoz Inc., Henderson SPV, LLC, and PBM RG Holdings, LLC; the transfer of commercial rights related to Treprostinil Injection to Sandoz; the filing and entry of dismissals of the pending litigation; the timing and outcome of FDA review of the Prior Approval Supplement to remove the PH-ILD indication from the YUTREPIA label; the impact of ceasing PH-ILD promotion and sales on YUTREPIA revenue; continued availability of YUTREPIA for patients with PAH; our future results of operations, financial position and cash resources; and our development plans for L606 and for YUTREPIA in SSc-RP, PH-COPD or other indications, are forward-looking statements. These statements involve significant risks and uncertainties, and actual results could differ materially from those expressed or implied herein. Among other things, the settlement agreement does not extend to indications other than PAH or to new treprostinil-containing products, and United Therapeutics may assert patents against our development programs or future products. Fast Track designation does not guarantee that YUTREPIA will receive FDA approval for the treatment of SSc-RP or that development will proceed on the anticipated timeline. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks discussed in our filings with the SEC, as well as a number of uncertainties and assumptions. Moreover, we operate in a very competitive and rapidly changing environment and our industry has inherent risks. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that these goals will be achieved, and we undertake no duty to update our goals or to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

The estimated preliminary unaudited financial information for the period ended September 30, 2026 included in this Current Report on Form 8-K may contain forward-looking statements that are based on information available to the Company as of the date of this report. The Company’s financial closing and review procedures for the period ended September 30, 2026 are not yet complete, and actual results may differ from these preliminary estimates as a result of final accounting adjustments, the completion of internal control processes, and other developments that may arise prior to the finalization of the Company’s financial statements. The preliminary financial information included in this release have not been reviewed by the Company’s independent registered public accounting firm and should not be considered a substitute for the Company’s unaudited interim financial statements. Accordingly, undue reliance should not be placed on this preliminary information.

Item 8.01 Other Events.

On October 13, 2026, Liquidia Corporation, a Delaware corporation, issued a press release regarding the entry into the Settlement Agreement with UTC in connection with the resolution of all ongoing litigation between the Company and UTC, and the concurrent entry into the Sandoz Agreement, the Henderson Agreement and the PBM Agreement with the respective parties named therein to secure a settlement of the antitrust and breach of contract proceedings related to the RareGen Litigation, as required under the Settlement Agreement. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No.	Exhibit
10.1	Settlement Agreement, dated as of October 13, 2026, by and between Liquidia Technologies, Inc. and United Therapeutics Corporation.
10.2	Settlement and Termination Agreement, dated as of October 11, 2026, by and between Liquidia Technologies, Inc. and Sandoz Inc.
10.3	Settlement and Termination Agreement, dated as of October 8, 2026, by and among Liquidia Technologies, Inc., Liquidia PAH, LLC and Henderson SPV, LLC.
10.4	Settlement and Termination Agreement, dated as of October 10, 2026, by and among Liquidia Technologies, Inc., Liquidia PAH, LLC and PBM RG Holdings, LLC.
10.5	Seventh Amendment to Revenue Interest Financing Agreement, dated as of October 13, 2026, by and between Liquidia Technologies, Inc. and Healthcare Royalty Partners IV, L.P.
99.1	Press Release of Liquidia Corporation, dated as of October 13, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 14, 2026	Liquidia Corporation

	By:	/s/ Michael Kaseta
Name: Michael Kaseta
Title: Chief Financial Officer and Chief Operating Officer